UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2019

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	PEI	New York Stock Exchange
Preferred Shares	PEIPrB	New York Stock Exchange
Preferred Shares	PEIPrC	New York Stock Exchange
Preferred Shares	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced in the Company’s Current Report on Form 8-K, filed September 16, 2019, Robert F. McCadden’s employment as the Executive Vice President and Chief Financial Officer of Pennsylvania Real Estate Investment Trust (the “Company”) will end December 31, 2019. In connection with Mr. McCadden’s departure, the Company entered into a Separation of Employment Agreement (the “Separation Agreement”) with Mr. McCadden on December 23, 2019. Consistent with Mr. McCadden’s Amended and Restated Employment Agreement dated as of December 30, 2008 (together with the May 6, 2009 Amendment thereto, the “Employment Agreement”) as modified in certain respects by the Separation Agreement, Mr. McCadden will be paid all amounts fully earned but not yet paid on or before his last day of full-time employment, in addition to a payment equal to two times his current base salary and a payment equal to two times his average bonus amount in the last three calendar years. Mr. McCadden and his spouse and eligible dependents may continue to participate in the Company’s group medical, vision and dental plans for eighteen months under COBRA at the Company’s expense. Following Mr. McCadden’s last day of employment, the Company will pay to Mr. McCadden all amounts credited to his supplemental retirement plan account, as required by the terms of his Employment Agreement and Nonqualified Supplemental Executive Retirement Agreement. Pursuant to the Separation Agreement, Mr. McCadden’s 99,870 time-based unvested restricted shares were forfeited in exchange for a payment of $537,300 on or prior to December 31, 2019, and Mr. McCadden’s 158,150 performance-vested restricted share units and 75,755 outperformance units (collectively, the “RSUs”) were forfeited in exchange for $830,700 to be paid on the later of the 8th day after signing of the Separation Agreement or January 15, 2020.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: December 27, 2019	By:	/s/ Lisa M. Most
Lisa M. Most
Senior Vice President, Secretary and General Counsel